1    AGREEMENT TO GRANT COMMERCIAL APPLICATION EQUIPMENT DISTRIBUTION RIGHTS This Agreement to Grant Commercial Application Equipment Rights (the “Agreement”), dated as of August 1, 2022 (the “Effective Date”) is by and between CNH Industrial America LLC, a limited liability company organized and existing under the State of Delaware (“Case IH”) and Titan Machinery Inc., a corporation organized and existing under the laws of Delaware (“Titan”). Case IH and Titan may each be referred to as a “Party”, and collectively as the “Parties.” RECITALS A. Titan is an authorized dealer for Case IH products at dealership locations with designated primary sales and service markets throughout the U.S. Midwest (the “Titan SSAs”), under the terms of several Case IH Agricultural Equipment Sales and Service Agreements between the Parties (any current Sales and Service Agreements between the Parties will be referred to individually as the “Current Dealer Agreement” or collectively as the “Current Dealer Agreements”). B. Titan desires to purchase all of the membership interests of Heartland Agriculture, LLC, which purchase is subject to Case IH’s prior written consent in its sole discretion. (Heartland Agriculture, LLC is referred to as “Heartland” and Titan’s acquisition of it is referred to as the “Heartland Transaction”). Case IH has provided Titan directional consent for the Heartland Transaction subject to the terms and conditions of this Agreement. C. Heartland is currently an authorized distributor of new Case IH self-propelled sprayers and application equipment (the “Commercial Application Equipment”) throughout a multi-state sales and service area (the “Heartland Distribution Territory”). D. Titan has requested that, effective as of the closing of the Heartland Transaction, Heartland and/or Titan will be approved as an authorized dealer for the Commercial Application Equipment in the Heartland Distribution Territory to be effected as follows: (i) The Current Dealer Agreements will be amended to add the Commercial Application Equipment for the current Titan SSA territory as stated in EXHIBIT A hereto (the “Titan Footprint”); (ii) Certain of the Current Dealer Agreements will be amended to include additional sales and service markets authorizing Titan to represent the Commercial Application Equipment in those SSAs (“Current Dealer Agreement Add-On SSAs”) as stated in EXHIBIT B hereto; and

2    (iii) New sales and service agreements (“Dealer Agreements”) for Commercial Application Equipment (“New Commercial Application Equipment Dealer Agreements”) will be entered into for the remaining Heartland Distribution Territory as stated in EXHIBIT B. (The distribution territories represented by the Current Dealer Agreement Add-On SSAs and the New Commercial Application Equipment Dealer Agreements are sometimes collectively referred to herein as the “Commercial Application Equipment Only Distribution Territories”). E. Prior to the closing of the Heartland Transaction, Case IH and Heartland will enter into a “Resignation and General Mutual Release Agreement” that terminates Heartland’s Application Equipment Distributor Agreements effective as of the closing. AGREEMENT NOW, THEREFORE, in consideration of the recitals and mutual covenants and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows: 1. Effective as of the closing of the Heartland Transaction, Case IH will amend Titan’s Current Dealer Agreements and enter into new Dealer Agreements as described in Recital “D” above. 2. If during the Term (as defined in Paragraph 5), Titan acquires a Case IH dealer(s) within any of the Commercial Application Equipment Only Distribution Territories, the acquired SSA will be added to EXHIBIT A and considered Titan Footprint; the new Dealer Agreement for the acquired location will include Commercial Application Equipment. Titan agrees to pay Case IH for the Commercial Application Equipment distribution rights for the acquired SSA in an amount agreed to by the Parties. 3. During the Term, Titan agrees to sell the commercial application businesses and/or SSAs for the Commercial Application Equipment Only Distribution Territories subject to the following conditions: (a) Titan shall only sell the commercial application business to an entity pre-approved by Case IH; (b) Case IH shall receive from Titan the sales consideration paid by the buyer for the applicable distribution rights in an amount pre-approved by Case IH, which amount will be paid by Titan immediately following the closing;

3    (c) Titan shall receive sales consideration from the buyer in an amount not less than the fair value of its facilities/lease cost, fixed assets, current assets, and other investments applicable to the location and market being sold; and (d) Effective as of the closing of each sales transaction, Titan will resign from its Dealer Agreement for the divested SSA and will cease to conduct Case IH business out of any location(s) in the divested SSA. 4. The term (the “Term”) of this Agreement shall be eight (8) years commencing August 1, 2022. At the end of the Term, any non-divested Commercial Application Equipment Only Distribution Territories will be ceded to Case IH by way of an amendment to Titan’s Dealer Agreement for the Current Dealer Agreement Add-On SSAs or termination of the New Commercial Application Equipment Dealer Agreements. Upon any said termination or amendment, Case IH shall repurchase Titan’s inventory of Commercial Application Equipment and parts located in the applicable territory. 5. Until Titan sells and/or relinquishes its Commercial Application Equipment distribution rights as provided herein, Titan shall, in compliance with the terms of the applicable Dealer Agreements, represent, market, sell and service Commercial Application Equipment in the relevant market territory. 6. The Parties expressly understand and agree that this Agreement and its contents shall remain confidential and shall not be disclosed to any third party, except the Parties’ counsel, accountants, consultants or financial advisors retained by them or by reason of Titan’s public company reporting obligations or investor relations activities, or any federal, state, or local government taxing or regulatory authority or except as required by law or order of court. Any counsel, accountant or financial advisor to whom information concerning this Agreement is disclosed is bound by this confidentiality provision and the disclosing party shall be liable for any breaches of confidentiality by such persons. 7. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the other Party, with the exception that Case IH may assign this Agreement and any rights and obligations hereunder to any affiliate of Case IH or to any entity that succeeds to the interests of Case IH. 8. In the event any part of this Agreement is held to be invalid or unenforceable under the law, the Agreement shall be enforceable to the maximum extent permitted by such law, without invalidating the remainder of this Agreement, or invalidating the effect of such portion of this Agreement elsewhere. 9. This Agreement is being entered into by competent and sophisticated parties who are experienced in business matters. Therefore, any language in this Agreement deemed to be

4    ambiguous by a court of law will not be construed against any particular party as the drafter of the language. IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the below written dates. CNH Industrial America LLC Titan Machinery Inc. By: /s/ Bradley Crews By: /s/ David Meyer ______ Title: President, North America Title: CEO Date: 07/22/2022 Date: 07/22/2022

5    EXHIBIT A  “TITAN FOOTPRINT”  State County Sub-County SPS Iowa Adair Adair 100 Iowa Adams Adams 70 Iowa Benton Benton 100 Iowa Black Hawk Black Hawk 100 Iowa Bremer Bremer 100 Iowa Buchanan Buchanan 100 Iowa Butler Butler 85 Iowa Cass Cass 100 Iowa Cherokee Cherokee 100 Iowa Dallas Dallas 55 Iowa Dickinson Dickinson 30 Iowa Fayette Fayette 55 Iowa Franklin Franklin 85 Iowa Grundy Grundy 100 Iowa Guthrie Guthrie 55 Iowa Hamilton Hamilton 100 Iowa Hardin Hardin 100 Iowa Iowa Iowa 70 Iowa Jasper Jasper 55 Iowa Johnson Johnson 55 Iowa Linn Linn 100 Iowa Madison Madison 70 Iowa Mahaska Mahaska 100 Iowa Marion Marion 70 Iowa Marshall Marshall 55 Iowa Mills Mills 70 Iowa Monroe Monroe 70 Iowa Montgomery Montgomery 70 Iowa Obrien Obrien 55 Iowa Osceola Osceola 45 Iowa Plymouth Plymouth 100 Iowa Pottawattamie Pottawattamie 70 Iowa Shelby Shelby 70 Iowa Tama Tama 85 Iowa Union Union 70 Iowa Webster Webster 55 Iowa Woodbury Woodbury 70 Kansas Decatur Decatur 70 Minnesota Becker Becker 100 Minnesota Beltrami Beltrami 55 Minnesota Big Stone Big Stone 100 Minnesota Clay Clay 100 Minnesota Clearwater Clearwater 100 Minnesota Douglas Douglas 100 Minnesota Grant Grant 100 Minnesota Jackson Jackson 100 Minnesota Kittson Kittson 55 Minnesota Lac Qui Parle Lac Qui Parle 100 Minnesota Lake Of The Woods Lake Of The Woods 55 Minnesota Lincoln Lincoln 100 Minnesota Lyon Lyon 100 Minnesota Mahnomen Mahnomen 100

6    State County Sub-County SPS Minnesota Marshall Marshall 85 Minnesota Murray Murray 100 Minnesota Nobles Nobles 100 Minnesota Norman Norman 100 Minnesota Otter Tail Otter Tail 100 Minnesota Pennington Pennington 100 Minnesota Pipestone Pipestone 100 Minnesota Polk Polk 100 Minnesota Pope Pope 100 Minnesota Red Lake Red Lake 100 Minnesota Redwood Redwood 100 Minnesota Renville Renville 70 Minnesota Rock Rock 100 Minnesota Roseau Roseau 100 Minnesota Stevens Stevens 100 Minnesota Swift Swift 70 Minnesota Todd Todd 70 Minnesota Traverse Traverse 100 Minnesota Wadena Wadena 70 Minnesota Wilkin Wilkin 100 Minnesota Yellow Medicine Yellow Medicine 100 Nebraska Adams Adams 100 Nebraska Arthur Arthur 100 Nebraska Banner Banner 100 Nebraska Box Butte Box Butte 100 Nebraska Boyd Boyd 55 Nebraska Buffalo Buffalo 100 Nebraska Butler Butler 85 Nebraska Cedar Cedar 70 Nebraska Chase Chase 100 Nebraska Cheyenne Cheyenne 100 Nebraska Clay Clay 70 Nebraska Custer Custer 100 Nebraska Dakota Dakota 100 Nebraska Dawson Dawson 100 Nebraska Deuel Deuel 100 Nebraska Dixon Dixon 100 Nebraska Dodge Dodge 85 Nebraska Douglas Douglas 100 Nebraska Dundy Dundy 100 Nebraska Franklin Franklin 100 Nebraska Frontier Frontier 100 Nebraska Furnas Furnas 100 Nebraska Garden Garden 100 Nebraska Garfield Garfield 100 Nebraska Gosper Gosper 100 Nebraska Grant Grant 100 Nebraska Greeley Greeley 70 Nebraska Hall Hall 100 Nebraska Harlan Harlan 100 Nebraska Hayes Hayes 100 Nebraska Hitchcock Hitchcock 100 Nebraska Hooker Hooker 100 Nebraska Howard Howard 85 Nebraska Kearney Kearney 100 Nebraska Keith Keith 100 Nebraska Kimball Kimball 100 Nebraska Knox Knox 100

7    State County Sub-County SPS Nebraska Lancaster Lancaster 55 Nebraska Lincoln Lincoln 100 Nebraska Logan Logan 100 Nebraska Mcpherson Mcpherson 100 Nebraska Merrick Merrick 55 Nebraska Morrill Morrill 100 Nebraska Nuckolls Nuckolls 70 Nebraska Perkins Perkins 100 Nebraska Phelps Phelps 100 Nebraska Red Willow Red Willow 100 Nebraska Saunders Saunders 100 Nebraska Scotts Bluff Scotts Bluff 100 Nebraska Sherman Sherman 100 Nebraska Sioux Sioux 100 Nebraska Thomas Thomas 100 Nebraska Thurston Thurston 55 Nebraska Valley Valley 100 Nebraska Washington Washington 70 Nebraska Wayne Wayne 100 Nebraska Webster Webster 100 Nebraska Wheeler Wheeler 70 North Dakota Barnes Barnes 100 North Dakota Cass Cass 100 North Dakota Dickey Dickey 100 North Dakota Emmons Emmons 70 North Dakota Grand Forks Grand Forks 100 North Dakota Griggs Griggs 55 North Dakota Kidder Kidder 70 North Dakota La Moure La Moure 100 North Dakota Logan Logan 100 North Dakota Mcintosh Mcintosh 100 North Dakota Nelson Nelson 70 North Dakota Ransom Ransom 100 North Dakota Richland Richland 100 North Dakota Sargent Sargent 100 North Dakota Steele Steele 85 North Dakota Stutsman Stutsman 100 North Dakota Traill Traill 100 South Dakota Beadle Beadle 100 South Dakota Bon Homme Bon Homme 100 South Dakota Brown Brown 85 South Dakota Brule Brule 55 South Dakota Butte Butte 100 South Dakota Charles Mix Charles Mix 100 South Dakota Clark Clark 100 South Dakota Clay Clay 100 South Dakota Codington Codington 100 South Dakota Custer Custer 100 South Dakota Day Day 70 South Dakota Deuel Deuel 70 South Dakota Douglas Douglas 70 South Dakota Edmunds Edmunds 100 South Dakota Fall River Fall River 100 South Dakota Faulk Faulk 100 South Dakota Grant Grant 100 South Dakota Gregory Gregory 85 South Dakota Hamlin Hamlin 100 South Dakota Hand Hand 100

8    State County Sub-County SPS South Dakota Hughes Hughes 100 South Dakota Hyde Hyde 100 South Dakota Jerauld Jerauld 70 South Dakota Jones Jones 70 South Dakota Lawrence Lawrence 100 South Dakota Lyman Lyman 55 South Dakota Marshall Marshall 100 South Dakota Mc Pherson Mc Pherson 100 South Dakota Meade Meade 100 South Dakota Moody Moody 55 South Dakota Oglala Lakota Oglala Lakota 100 South Dakota Pennington Pennington 100 South Dakota Roberts Roberts 100 South Dakota Sanborn Sanborn 70 South Dakota Shannon Shannon 100 South Dakota Spink Spink 85 South Dakota Stanley Stanley 100 South Dakota Turner Turner 55 South Dakota Union Union 85 South Dakota Walworth Walworth 55 South Dakota Yankton Yankton 100 Wyoming Converse Converse 100 Wyoming Goshen Goshen 100 Wyoming Laramie Laramie 100 Wyoming Natrona Natrona 100 Wyoming Niobrara Niobrara 100 Wyoming Platte Platte 100

9    EXHIBIT B  “COMMERCIAL APPLICATION EQUIPMENT ONLY DISTRIBUTION AREA”  (“Current Dealer Agreement Add‐On SSAs”)    State County Sub-County SPS Iowa Allamakee Allamakee 100 Iowa Appanoose Appanoose 40 Iowa Audubon Audubon 40 Iowa Boone Boone 40 Iowa Buena Vista Buena Vista 40 Iowa Calhoun Calhoun 40 Iowa Carroll Carroll 100 Iowa Cedar Cedar 100 Iowa Cerro Gordo Cerro Gordo 40 Iowa Chickasaw Chickasaw 40 Iowa Clarke Clarke 40 Iowa Clay Clay 40 Iowa Clayton Clayton 100 Iowa Clinton Clinton 40 Iowa Crawford Crawford 40 Iowa Davis Davis 100 Iowa Decatur Decatur 40 Iowa Delaware Delaware 100 Iowa Des Moines Des Moines 100 Iowa Dubuque Dubuque 100 Iowa Emmet Emmet 40 Iowa Floyd Floyd 40 Iowa Fremont Fremont 40 Iowa Greene Greene 100 Iowa Hancock Hancock 40 Iowa Harrison Harrison 40 Iowa Henry Henry 100 Iowa Howard Howard 40 Iowa Humboldt Humboldt 40 Iowa Ida Ida 40 Iowa Jackson Jackson 40 Iowa Jefferson Jefferson 100 Iowa Jones Jones 100 Iowa Keokuk Keokuk 100 Iowa Kossuth Kossuth 40 Iowa Lee Lee 100 Iowa Louisa Louisa 100 Iowa Lucas Lucas 40 Iowa Lyon Lyon 100 Iowa Mitchell Mitchell 40 Iowa Monona Monona 40 Iowa Muscatine Muscatine 100 Iowa Page Page 40 Iowa Palo Alto Palo Alto 40 Iowa Pocahontas Pocahontas 40 Iowa Polk Polk 40 Iowa Poweshiek Poweshiek 100 Iowa Ringgold Ringgold 40 Iowa Sac Sac 40 Iowa Scott Scott 40

10    State County Sub-County SPS Iowa Sioux Sioux 40 Iowa Story Story 40 Iowa Taylor Taylor 40 Iowa Van Buren Van Buren 100 Iowa Wapello Wapello 100 Iowa Warren Warren 40 Iowa Washington Washington 100 Iowa Wayne Wayne 40 Iowa Winnebago Winnebago 40 Iowa Winneshiek Winneshiek 100 Iowa Worth Worth 40 Iowa Wright Wright 40 Kansas Allen Allen 40 Kansas Anderson Anderson 40 Kansas Atchison Atchison 70 Kansas Barber Barber 40 Kansas Barton Barton 40 Kansas Bourbon Bourbon 40 Kansas Brown Brown 40 Kansas Butler Butler 40 Kansas Chase Chase 40 Kansas Chautauqua Chautauqua 100 Kansas Cherokee Cherokee 100 Kansas Cheyenne Cheyenne 40 Kansas Clark Clark 40 Kansas Clay Clay 40 Kansas Cloud Cloud 40 Kansas Coffey Coffey 40 Kansas Comanche Comanche 100 Kansas Cowley Cowley 40 Kansas Crawford Crawford 100 Kansas Dickinson Dickinson 40 Kansas Doniphan Doniphan 70 Kansas Douglas Douglas 40 Kansas Edwards Edwards 40 Kansas Elk Elk 100 Kansas Ellis Ellis 100 Kansas Ellsworth Ellsworth 40 Kansas Finney Finney 40 Kansas Ford Ford 40 Kansas Franklin Franklin 40 Kansas Geary Geary 40 Kansas Gove Gove 40 Kansas Graham Graham 40 Kansas Grant Grant 70 Kansas Gray Gray 40 Kansas Greeley Greeley 40 Kansas Greenwood Greenwood 40 Kansas Hamilton Hamilton 40 Kansas Harper Harper 40 Kansas Harvey Harvey 40 Kansas Haskell Haskell 40 Kansas Hodgeman Hodgeman 40 Kansas Jackson Jackson 40 Kansas Jefferson Jefferson 40 Kansas Jewell Jewell 100 Kansas Johnson Johnson 40 Kansas Kearny Kearny 40

11    State County Sub-County SPS Kansas Kingman Kingman 40 Kansas Kiowa Kiowa 40 Kansas Labette Labette 100 Kansas Lane Lane 40 Kansas Leavenworth Leavenworth 40 Kansas Lincoln Lincoln 40 Kansas Linn Linn 40 Kansas Logan Logan 40 Kansas Lyon Lyon 40 Kansas Marion Marion 40 Kansas Marshall Marshall 40 Kansas Mcpherson Mcpherson 40 Kansas Meade Meade 70 Kansas Miami Miami 55 Kansas Mitchell Mitchell 100 Kansas Montgomery Montgomery 100 Kansas Morris Morris 40 Kansas Morton Morton 100 Kansas Nemaha Nemaha 40 Kansas Neosho Neosho 100 Kansas Ness Ness 40 Kansas Norton Norton 40 Kansas Osage Osage 70 Kansas Osborne Osborne 100 Kansas Ottawa Ottawa 40 Kansas Pawnee Pawnee 40 Kansas Phillips Phillips 40 Kansas Pottawatomie Pottawatomie 40 Kansas Pratt Pratt 40 Kansas Rawlins Rawlins 40 Kansas Reno Reno 40 Kansas Republic Republic 40 Kansas Rice Rice 40 Kansas Riley Riley 40 Kansas Rooks Rooks 40 Kansas Rush Rush 40 Kansas Russell Russell 100 Kansas Saline Saline 40 Kansas Scott Scott 40 Kansas Sedgwick Sedgwick 40 Kansas Seward Seward 70 Kansas Shawnee Shawnee 85 Kansas Sheridan Sheridan 40 Kansas Sherman Sherman 40 Kansas Smith Smith 100 Kansas Stafford Stafford 40 Kansas Stanton Stanton 100 Kansas Stevens Stevens 100 Kansas Sumner Sumner 40 Kansas Thomas Thomas 40 Kansas Trego Trego 40 Kansas Wabaunsee Wabaunsee 40 Kansas Wallace Wallace 40 Kansas Washington Washington 40 Kansas Wichita Wichita 40 Kansas Wilson Wilson 100 Kansas Woodson Woodson 40 Kansas Wyandotte Wyandotte 100

12    State County Sub-County SPS Minnesota Aitkin Aitkin 100 Minnesota Anoka Anoka 40 Minnesota Benton Benton 40 Minnesota Blue Earth Blue Earth 40 Minnesota Brown Brown 100 Minnesota Carlton Carlton 100 Minnesota Carver Carver 40 Minnesota Cass Cass 100 Minnesota Chippewa Chippewa 40 Minnesota Chisago Chisago 100 Minnesota Cook Cook 100 Minnesota Cottonwood Cottonwood 100 Minnesota Crow Wing Crow Wing 100 Minnesota Dakota Dakota 40 Minnesota Dodge Dodge 40 Minnesota Faribault Faribault 40 Minnesota Fillmore Fillmore 100 Minnesota Freeborn Freeborn 40 Minnesota Goodhue Goodhue 40 Minnesota Hennepin Hennepin 100 Minnesota Houston Houston 100 Minnesota Hubbard Hubbard 40 Minnesota Isanti Isanti 40 Minnesota Itasca Itasca 100 Minnesota Kanabec Kanabec 40 Minnesota Kandiyohi Kandiyohi 40 Minnesota Koochiching Koochiching 100 Minnesota Lake Lake 100 Minnesota Le Sueur Le Sueur 40 Minnesota Martin Martin 100 Minnesota Mcleod Mcleod 40 Minnesota Meeker Meeker 40 Minnesota Mille Lacs Mille Lacs 40 Minnesota Morrison Morrison 40 Minnesota Mower Mower 40 Minnesota Nicollet Nicollet 40 Minnesota Olmsted Olmsted 40 Minnesota Pine Pine 100 Minnesota Ramsey Ramsey 40 Minnesota Rice Rice 40 Minnesota Scott Scott 100 Minnesota Sherburne Sherburne 40 Minnesota Sibley Sibley 40 Minnesota St Louis St Louis 100 Minnesota Stearns Stearns 40 Minnesota Steele Steele 40 Minnesota Wabasha Wabasha 40 Minnesota Waseca Waseca 40 Minnesota Washington Washington 40 Minnesota Watonwan Watonwan 100 Minnesota Winona Winona 100 Minnesota Wright Wright 40 Nebraska Antelope Antelope 100 Nebraska Blaine Blaine 100 Nebraska Boone Boone 100 Nebraska Brown Brown 100 Nebraska Burt Burt 100 Nebraska Cass Cass 100

13    State County Sub-County SPS Nebraska Cherry Cherry 100 Nebraska Colfax Colfax 55 Nebraska Cuming Cuming 100 Nebraska Dawes Dawes 100 Nebraska Fillmore Fillmore 100 Nebraska Gage Gage 100 Nebraska Hamilton Hamilton 100 Nebraska Holt Holt 55 Nebraska Jefferson Jefferson 100 Nebraska Johnson Johnson 85 Nebraska Keya Paha Keya Paha 70 Nebraska Loup Loup 100 Nebraska Madison Madison 70 Nebraska Nance Nance 85 Nebraska Nemaha Nemaha 70 Nebraska Otoe Otoe 100 Nebraska Pawnee Pawnee 70 Nebraska Pierce Pierce 100 Nebraska Platte Platte 40 Nebraska Polk Polk 85 Nebraska Richardson Richardson 40 Nebraska Rock Rock 40 Nebraska Saline Saline 100 Nebraska Sarpy Sarpy 100 Nebraska Seward Seward 100 Nebraska Sheridan Sheridan 100 Nebraska Stanton Stanton 85 Nebraska Thayer Thayer 100 Nebraska York York 100 North Dakota Adams Adams 40 North Dakota Benson Benson 40 North Dakota Billings Billings 40 North Dakota Bottineau Bottineau 40 North Dakota Bowman Bowman 40 North Dakota Burke Burke 40 North Dakota Burleigh Burleigh 40 North Dakota Cavalier Cavalier 40 North Dakota Divide Divide 40 North Dakota Dunn Dunn 40 North Dakota Eddy Eddy 40 North Dakota Foster Foster 40 North Dakota Golden Valley Golden Valley 40 North Dakota Grant Grant 40 North Dakota Hettinger Hettinger 40 North Dakota Mchenry Mchenry 40 North Dakota Mckenzie Mckenzie 40 North Dakota Mclean Mclean 40 North Dakota Mercer Mercer 40 North Dakota Morton Morton 40 North Dakota Mountrail Mountrail 40 North Dakota Oliver Oliver 40 North Dakota Pembina Pembina 40 North Dakota Pierce Pierce 40 North Dakota Ramsey Ramsey 40 North Dakota Renville Renville 40 North Dakota Rolette Rolette 40 North Dakota Sheridan Sheridan 40 North Dakota Sioux Sioux 40

14    State County Sub-County SPS North Dakota Slope Slope 40 North Dakota Stark Stark 40 North Dakota Towner Towner 40 North Dakota Walsh Walsh 40 North Dakota Ward Ward 40 North Dakota Wells Wells 40 North Dakota Williams Williams 40 South Dakota Aurora Aurora 40 South Dakota Bennett Bennett 100 South Dakota Brookings Brookings 100 South Dakota Buffalo Buffalo 100 South Dakota Campbell Campbell 100 South Dakota Corson Corson 40 South Dakota Davison Davison 40 South Dakota Dewey Dewey 40 South Dakota Haakon Haakon 100 South Dakota Hanson Hanson 40 South Dakota Harding Harding 70 South Dakota Hutchinson Hutchinson 40 South Dakota Jackson Jackson 100 South Dakota Kingsbury Kingsbury 100 South Dakota Lake Lake 100 South Dakota Lincoln Lincoln 40 South Dakota Mccook Mccook 40 South Dakota Mellette Mellette 100 South Dakota Miner Miner 40 South Dakota Minnehaha Minnehaha 40 South Dakota Perkins Perkins 40 South Dakota Potter Potter 100 South Dakota Sully Sully 100 South Dakota Todd Todd 100 South Dakota Tripp Tripp 100 South Dakota Ziebach Ziebach 40 Wyoming Albany Albany 100 Wyoming Big Horn Big Horn 100 Wyoming Campbell Campbell 100 Wyoming Carbon Carbon 100 Wyoming Crook Crook 100 Wyoming Fremont Fremont 100 Wyoming Hot Springs Hot Springs 100 Wyoming Johnson Johnson 100 Wyoming Lincoln Lincoln 100 Wyoming Park Park 100 Wyoming Sheridan Sheridan 40 Wyoming Sublette Sublette 100 Wyoming Sweetwater Sweetwater 100 Wyoming Teton Teton 100 Wyoming Uinta Uinta 100 Wyoming Washakie Washakie 100 Wyoming Weston Weston 100

15      EXHIBIT B  “COMMERCIAL APPLICATION EQUIPMENT ONLY DISTRIBUTION AREA”  (“New Commercial Application Equipment Dealer Agreements”)  State County Sub-County SPS Colorado Adams Adams 40 Colorado Alamosa Alamosa 100 Colorado Arapahoe Arapahoe 40 Colorado Archuleta Archuleta 100 Colorado Baca Baca 100 Colorado Bent Bent 100 Colorado Boulder Boulder 100 Colorado Broomfield Broomfield 100 Colorado Chaffee Chaffee 100 Colorado Cheyenne Cheyenne 40 Colorado Clear Creek Clear Creek 100 Colorado Conejos Conejos 100 Colorado Costilla Costilla 100 Colorado Crowley Crowley 100 Colorado Custer Custer 100 Colorado Delta Delta 100 Colorado Denver Denver 100 Colorado Dolores Dolores 100 Colorado Douglas Douglas 100 Colorado Eagle Eagle 100 Colorado El Paso El Paso 100 Colorado Elbert Elbert 40 Colorado Fremont Fremont 100 Colorado Garfield Garfield 100 Colorado Gilpin Gilpin 100 Colorado Grand Grand 100 Colorado Gunnison Gunnison 100 Colorado Hinsdale Hinsdale 100 Colorado Huerfano Huerfano 100 Colorado Jackson Jackson 100 Colorado Jefferson Jefferson 100 Colorado Kiowa Kiowa 100 Colorado Kit Carson Kit Carson 40 Colorado La Plata La Plata 100 Colorado Lake Lake 100 Colorado Larimer Larimer 100 Colorado Las Animas Las Animas 100 Colorado Lincoln Lincoln 40 Colorado Logan Logan 100 Colorado Mesa Mesa 100 Colorado Mineral Mineral 100 Colorado Moffat Moffat 100 Colorado Montezuma Montezuma 100 Colorado Montrose Montrose 100 Colorado Morgan Morgan 100 Colorado Otero Otero 100 Colorado Ouray Ouray 100 Colorado Park Park 100 Colorado Phillips Phillips 40 Colorado Pitkin Pitkin 100

16    State County Sub-County SPS Colorado Prowers Prowers 100 Colorado Pueblo Pueblo 100 Colorado Rio Blanco Rio Blanco 100 Colorado Rio Grande Rio Grande 100 Colorado Routt Routt 100 Colorado Saguache Saguache 100 Colorado San Juan San Juan 100 Colorado San Miguel San Miguel 100 Colorado Sedgwick Sedgwick 40 Colorado Summit Summit 100 Colorado Teller Teller 100 Colorado Washington Washington 55 Colorado Weld Weld 100 Colorado Yuma Yuma 40 Idaho Ada Ada 100 Idaho Adams Adams 100 Idaho Bannock Bannock 100 Idaho Bear Lake Bear Lake 100 Idaho Benewah Benewah 40 Idaho Bingham Bingham 100 Idaho Blaine Blaine 100 Idaho Boise Boise 100 Idaho Bonner Bonner 40 Idaho Bonneville Bonneville 100 Idaho Boundary Boundary 40 Idaho Butte Butte 100 Idaho Camas Camas 100 Idaho Canyon Canyon 100 Idaho Caribou Caribou 100 Idaho Cassia Cassia 100 Idaho Clark Clark 100 Idaho Clearwater Clearwater 100 Idaho Custer Custer 100 Idaho Elmore Elmore 100 Idaho Franklin Franklin 100 Idaho Fremont Fremont 100 Idaho Gem Gem 100 Idaho Gooding Gooding 100 Idaho Idaho Idaho 100 Idaho Jefferson Jefferson 100 Idaho Jerome Jerome 100 Idaho Kootenai Kootenai 40 Idaho Latah Latah 100 Idaho Lemhi Lemhi 100 Idaho Lewis Lewis 100 Idaho Lincoln Lincoln 100 Idaho Madison Madison 100 Idaho Minidoka Minidoka 100 Idaho Nez Perce Nez Perce 100 Idaho Oneida Oneida 100 Idaho Owyhee Owyhee 100 Idaho Payette Payette 100 Idaho Power Power 100 Idaho Shoshone Shoshone 100 Idaho Teton Teton 100 Idaho Twin Falls Twin Falls 100 Idaho Valley Valley 100 Idaho Washington Washington 100

17    State County Sub-County SPS Michigan Alger Alger 100 Michigan Baraga Baraga 100 Michigan Chippewa Chippewa 100 Michigan Delta Delta 100 Michigan Dickinson Dickinson 100 Michigan Gogebic Gogebic 100 Michigan Houghton Houghton 100 Michigan Iron Iron 100 Michigan Luce Luce 100 Michigan Mackinac Mackinac 100 Michigan Marquette Marquette 100 Michigan Menominee Menominee 100 Michigan Ontonagon Ontonagon 100 Michigan Schoolcraft Schoolcraft 100 Missouri Adair Adair 100 Missouri Andrew Andrew 100 Missouri Atchison Atchison 100 Missouri Audrain Audrain 40 Missouri Barry Barry 100 Missouri Barton Barton 40 Missouri Bates Bates 40 Missouri Benton Benton 100 Missouri Boone Boone 100 Missouri Buchanan Buchanan 100 Missouri Caldwell Caldwell 85 Missouri Callaway Callaway 100 Missouri Camden Camden 100 Missouri Carroll Carroll 100 Missouri Carter Carter 40 Missouri Cass Cass 40 Missouri Cedar Cedar 40 Missouri Chariton Chariton 100 Missouri Christian Christian 100 Missouri Clark Clark 100 Missouri Clay Clay 40 Missouri Clinton Clinton 40 Missouri Cole Cole 100 Missouri Cooper Cooper 100 Missouri Crawford Crawford 100 Missouri Dade Dade 40 Missouri Dallas Dallas 100 Missouri Daviess Daviess 100 Missouri Dekalb Dekalb 40 Missouri Dent Dent 100 Missouri Douglas Douglas 100 Missouri Franklin Franklin 100 Missouri Gasconade Gasconade 100 Missouri Gentry Gentry 100 Missouri Greene Greene 100 Missouri Grundy Grundy 100 Missouri Harrison Harrison 100 Missouri Henry Henry 40 Missouri Hickory Hickory 100 Missouri Holt Holt 100 Missouri Howard Howard 100 Missouri Howell Howell 100 Missouri Iron Iron 100 Missouri Jackson Jackson 40

18    State County Sub-County SPS Missouri Jasper Jasper 40 Missouri Jefferson Jefferson 100 Missouri Johnson Johnson 40 Missouri Knox Knox 100 Missouri Laclede Laclede 100 Missouri Lafayette Lafayette 100 Missouri Lawrence Lawrence 100 Missouri Lewis Lewis 100 Missouri Lincoln Lincoln 100 Missouri Linn Linn 100 Missouri Livingston Livingston 100 Missouri Macon Macon 100 Missouri Maries Maries 100 Missouri Marion Marion 55 Missouri Mcdonald Mcdonald 100 Missouri Mercer Mercer 100 Missouri Miller Miller 100 Missouri Moniteau Moniteau 100 Missouri Monroe Monroe 40 Missouri Montgomery Montgomery 40 Missouri Morgan Morgan 100 Missouri Newton Newton 100 Missouri Nodaway Nodaway 100 Missouri Oregon Oregon 100 Missouri Osage Osage 100 Missouri Ozark Ozark 100 Missouri Pettis Pettis 100 Missouri Phelps Phelps 100 Missouri Pike Pike 40 Missouri Platte Platte 100 Missouri Polk Polk 100 Missouri Pulaski Pulaski 100 Missouri Putnam Putnam 100 Missouri Ralls Ralls 40 Missouri Randolph Randolph 100 Missouri Ray Ray 70 Missouri Reynolds Reynolds 100 Missouri Ripley Ripley 40 Missouri Saline Saline 100 Missouri Schuyler Schuyler 100 Missouri Scotland Scotland 100 Missouri Shannon Shannon 100 Missouri Shelby Shelby 70 Missouri St Charles St Charles 40 Missouri St Clair St Clair 40 Missouri St Louis St Louis 40 Missouri St Louis City St Louis City 40 Missouri Stone Stone 100 Missouri Sullivan Sullivan 100 Missouri Taney Taney 100 Missouri Texas Texas 100 Missouri Vernon Vernon 40 Missouri Warren Warren 100 Missouri Washington Washington 100 Missouri Webster Webster 100 Missouri Worth Worth 100 Missouri Wright Wright 100 Montana Beaverhead Beaverhead 50

19    State County Sub-County SPS Montana Big Horn Big Horn 20 Montana Blaine Blaine 20 Montana Broadwater Broadwater 40 Montana Carbon Carbon 20 Montana Carter Carter 50 Montana Cascade Cascade 20 Montana Chouteau Chouteau 20 Montana Custer Custer 40 Montana Daniels Daniels 20 Montana Dawson Dawson 20 Montana Deer Lodge Deer Lodge 40 Montana Fallon Fallon 50 Montana Fergus Fergus 20 Montana Flathead Flathead 50 Montana Gallatin Gallatin 40 Montana Garfield Garfield 50 Montana Glacier Glacier 20 Montana Golden Valley Golden Valley 50 Montana Granite Granite 40 Montana Hill Hill 20 Montana Jefferson Jefferson 50 Montana Judith Basin Judith Basin 20 Montana Lake Lake 40 Montana Lewis And Clark Lewis And Clark 40 Montana Liberty Liberty 20 Montana Lincoln Lincoln 50 Montana Madison Madison 40 Montana Mccone Mccone 20 Montana Meagher Meagher 40 Montana Mineral Mineral 40 Montana Missoula Missoula 40 Montana Musselshell Musselshell 50 Montana Park Park 40 Montana Petroleum Petroleum 50 Montana Phillips Phillips 20 Montana Pondera Pondera 40 Montana Powder River Powder River 50 Montana Powell Powell 40 Montana Prairie Prairie 50 Montana Ravalli Ravalli 40 Montana Richland Richland 50 Montana Roosevelt Roosevelt 20 Montana Rosebud Rosebud 40 Montana Sanders Sanders 40 Montana Sheridan Sheridan 20 Montana Silver Bow Silver Bow 50 Montana Stillwater Stillwater 20 Montana Sweet Grass Sweet Grass 20 Montana Teton Teton 40 Montana Toole Toole 20 Montana Treasure Treasure 20 Montana Valley Valley 40 Montana Wheatland Wheatland 50 Montana Wibaux Wibaux 20 Montana Yellowstone Yellowstone 20 Montana Yellowstone National Yellowstone National 100 Oregon Baker Baker 100 Oregon Benton Benton 40

20    State County Sub-County SPS Oregon Clackamas Clackamas 40 Oregon Clatsop Clatsop 100 Oregon Columbia Columbia 40 Oregon Coos Coos 100 Oregon Crook Crook 40 Oregon Curry Curry 100 Oregon Deschutes Deschutes 40 Oregon Douglas Douglas 100 Oregon Gilliam Gilliam 100 Oregon Grant Grant 100 Oregon Harney Harney 100 Oregon Hood River Hood River 40 Oregon Jackson Jackson 100 Oregon Jefferson Jefferson 40 Oregon Josephine Josephine 100 Oregon Klamath Klamath 100 Oregon Lake Lake 100 Oregon Lane Lane 40 Oregon Lincoln Lincoln 100 Oregon Linn Linn 40 Oregon Malheur Malheur 100 Oregon Marion Marion 40 Oregon Morrow Morrow 100 Oregon Multnomah Multnomah 40 Oregon Polk Polk 40 Oregon Sherman Sherman 100 Oregon Tillamook Tillamook 40 Oregon Umatilla Umatilla 100 Oregon Union Union 100 Oregon Wallowa Wallowa 100 Oregon Wasco Wasco 100 Oregon Washington Washington 40 Oregon Wheeler Wheeler 100 Oregon Yamhill Yamhill 40 Utah Beaver Beaver 100 Utah Box Elder Box Elder 100 Utah Cache Cache 100 Utah Carbon Carbon 100 Utah Daggett Daggett 100 Utah Davis Davis 100 Utah Duchesne Duchesne 100 Utah Emery Emery 100 Utah Garfield Garfield 100 Utah Grand Grand 100 Utah Iron Iron 100 Utah Juab Juab 100 Utah Kane Kane 100 Utah Millard Millard 100 Utah Morgan Morgan 100 Utah Piute Piute 100 Utah Rich Rich 100 Utah Salt Lake Salt Lake 100 Utah San Juan San Juan 100 Utah Sanpete Sanpete 100 Utah Sevier Sevier 100 Utah Summit Summit 100 Utah Tooele Tooele 100 Utah Uintah Uintah 100

21    State County Sub-County SPS Utah Utah Utah 100 Utah Wasatch Wasatch 100 Utah Washington Washington 100 Utah Wayne Wayne 100 Utah Weber Weber 100 Washington Adams Adams 100 Washington Asotin Asotin 100 Washington Benton Benton 100 Washington Chelan Chelan 100 Washington Clallam Clallam 100 Washington Clark Clark 40 Washington Columbia Columbia 100 Washington Cowlitz Cowlitz 40 Washington Douglas Douglas 100 Washington Ferry Ferry 100 Washington Franklin Franklin 100 Washington Garfield Garfield 100 Washington Grant Grant 100 Washington Grays Harbor Grays Harbor 100 Washington Island Island 100 Washington Jefferson Jefferson 100 Washington King King 100 Washington Kitsap Kitsap 100 Washington Kittitas Kittitas 100 Washington Klickitat Klickitat 100 Washington Lewis Lewis 100 Washington Lincoln Lincoln 40 Washington Mason Mason 100 Washington Okanogan Okanogan 100 Washington Pacific Pacific 100 Washington Pend Oreille Pend Oreille 100 Washington Pierce Pierce 100 Washington San Juan San Juan 100 Washington Skagit Skagit 100 Washington Skamania Skamania 100 Washington Snohomish Snohomish 100 Washington Spokane Spokane 40 Washington Stevens Stevens 40 Washington Thurston Thurston 100 Washington Wahkiakum Wahkiakum 100 Washington Walla Walla Walla Walla 100 Washington Whatcom Whatcom 100 Washington Whitman Whitman 40 Washington Yakima Yakima 100 Wisconsin Adams Adams 40 Wisconsin Ashland Ashland 100 Wisconsin Barron Barron 100 Wisconsin Bayfield Bayfield 100 Wisconsin Brown Brown 40 Wisconsin Buffalo Buffalo 40 Wisconsin Burnett Burnett 100 Wisconsin Calumet Calumet 100 Wisconsin Chippewa Chippewa 40 Wisconsin Clark Clark 100 Wisconsin Columbia Columbia 40 Wisconsin Crawford Crawford 40 Wisconsin Dane Dane 40 Wisconsin Dodge Dodge 40

22    State County Sub-County SPS Wisconsin Door Door 40 Wisconsin Douglas Douglas 100 Wisconsin Dunn Dunn 40 Wisconsin Eau Claire Eau Claire 40 Wisconsin Florence Florence 100 Wisconsin Fond Du Lac Fond Du Lac 40 Wisconsin Forest Forest 100 Wisconsin Grant Grant 40 Wisconsin Green Green 40 Wisconsin Green Lake Green Lake 40 Wisconsin Iowa Iowa 40 Wisconsin Iron Iron 40 Wisconsin Jackson Jackson 40 Wisconsin Jefferson Jefferson 40 Wisconsin Juneau Juneau 100 Wisconsin Kenosha Kenosha 40 Wisconsin Kewaunee Kewaunee 40 Wisconsin La Crosse La Crosse 100 Wisconsin Lafayette Lafayette 40 Wisconsin Langlade Langlade 100 Wisconsin Lincoln Lincoln 40 Wisconsin Manitowoc Manitowoc 40 Wisconsin Marathon Marathon 40 Wisconsin Marinette Marinette 100 Wisconsin Marquette Marquette 100 Wisconsin Menominee Menominee 100 Wisconsin Milwaukee Milwaukee 40 Wisconsin Monroe Monroe 100 Wisconsin Oconto Oconto 100 Wisconsin Oneida Oneida 100 Wisconsin Outagamie Outagamie 40 Wisconsin Ozaukee Ozaukee 40 Wisconsin Pepin Pepin 40 Wisconsin Pierce Pierce 40 Wisconsin Polk Polk 100 Wisconsin Portage Portage 40 Wisconsin Price Price 40 Wisconsin Racine Racine 40 Wisconsin Richland Richland 100 Wisconsin Rock Rock 40 Wisconsin Rusk Rusk 100 Wisconsin Sauk Sauk 100 Wisconsin Sawyer Sawyer 100 Wisconsin Shawano Shawano 40 Wisconsin Sheboygan Sheboygan 40 Wisconsin St Croix St Croix 40 Wisconsin Taylor Taylor 100 Wisconsin Trempealeau Trempealeau 40 Wisconsin Vernon Vernon 100 Wisconsin Vilas Vilas 40 Wisconsin Walworth Walworth 40 Wisconsin Washburn Washburn 100 Wisconsin Washington Washington 40 Wisconsin Waukesha Waukesha 40 Wisconsin Waupaca Waupaca 40 Wisconsin Waushara Waushara 40 Wisconsin Winnebago Winnebago 40 Wisconsin Wood Wood 40

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